UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Euro Offering

On November 21, 2022, Thermo Fisher Scientific Inc. (the “Company”) issued €500,000,000 aggregate principal amount of 3.200% Senior Notes due 2026 (the “2026 Notes”) and €750,000,000 aggregate principal amount of 3.650% Senior Notes due 2034 (the “2034 Notes”, and, together with the 2026 Notes, the “Euro Notes”) in a public offering (the “Euro Offering”) pursuant to a registration statement on Form S-3 (File No. 333-263034) and a preliminary prospectus supplement and prospectus supplement related to the offering of the Euro Notes, each as previously filed with the Securities and Exchange Commission (the “SEC”).

The Euro Notes were issued under an indenture, dated as of November 20, 2009 (the “Base Indenture”), and the Twenty-Fifth Supplemental Indenture, dated as of November 21, 2022 (the “Euro Supplemental Indenture” and, together with the Base Indenture, the “Euro Indenture”), between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The 2026 Notes will mature on January 21, 2026 and the 2034 Notes will mature on November 21, 2034.  Interest on the 2026 Notes will be paid annually in arrears on January 21 of each year, commencing on January 21, 2023, and interest on the 2034 Notes will be paid annually in arrears on November 21 of each year, commencing on November 21, 2023.

Prior to December 21, 2025, in the case of the 2026 Notes, and August 21, 2034, in the case of the 2034 Notes (each such date, a “Euro Par Call Date”), the Company may redeem either series of Euro Notes, in whole at any time or in part from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Euro Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Euro Notes being redeemed (not including any portion of the payments of interest accrued but unpaid as of the date of redemption and assuming that such notes to be redeemed matured on their applicable Euro Par Call Date), discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)), using a discount rate equal to the Comparable Bond Rate (as defined in the Euro Indenture) plus 20 basis points, in the case of the 2026 Notes, and 25 basis points, in the case of the 2034 Notes, plus, in each case, accrued and unpaid interest on the Euro Notes being redeemed, if any, to, but excluding, the date of redemption.

In addition, on and after the applicable Euro Par Call Date, the Company may redeem some or all of the Euro Notes at a redemption price equal to 100% of the principal amount of the Euro Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding the date of redemption.

Upon the occurrence of a change of control (as defined in the Euro Indenture) of the Company and a contemporaneous downgrade of the Euro Notes below an investment grade rating by at least two of Moody’s Investors Service, Inc., S&P Global Ratings, a division of S&P Global, Inc., and Fitch Ratings, Limited, the Company will, in certain circumstances, be required to make an offer to purchase the Euro Notes at a price equal to 101% of the principal amount of the Euro Notes, plus any accrued and unpaid interest to, but excluding, the date of repurchase.

The Euro Notes are general unsecured obligations of the Company. The Euro Notes rank equally in right of payment with existing and any future unsecured and unsubordinated indebtedness of the Company and rank senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the Euro Notes. The Euro Notes are also effectively subordinated to any existing and future secured indebtedness of the Company to the extent of the assets securing such indebtedness, and are structurally subordinated to all existing and any future indebtedness and any other liabilities of its subsidiaries.

The Euro Indenture contains limited affirmative and negative covenants. The negative covenants restrict the ability of the Company and its subsidiaries to incur debt secured by liens on Principal Properties (as defined in the Euro Indenture) or on shares of stock of the Company’s Principal Subsidiaries (as defined in the Euro Indenture) and engage in sale and lease-back transactions with respect to any Principal Property. The Euro Indenture also limits the ability of the Company to merge or consolidate or sell all or substantially all of its assets.

Upon the occurrence of an event of default under the Euro Indenture, which includes payment defaults, defaults in the performance of affirmative and negative covenants, bankruptcy and insolvency related defaults and failure to pay certain indebtedness, the obligations of the Company under the Euro Notes may be accelerated, in which case the entire principal amount of the Euro Notes would be immediately due and payable.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued an opinion to the Company, dated November 21, 2022, regarding the Euro Notes. A copy of this opinion is filed as Exhibit 5.1 hereto.

The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the Euro Supplemental Indenture, which are filed with this report as Exhibits 4.1 and 4.2 hereto, respectively.  Each of the foregoing documents is incorporated herein by reference.

USD Offering

On November 21, 2022,  the Company issued $600,000,000 aggregate principal amount of 4.800% Senior Notes due 2027 (the “2027 Notes”) and $600,000,000 aggregate principal amount of 4.950% Senior Notes due 2032 (the “2032 Notes” and, together with the 2027 Notes, the “USD Notes”) in a public offering (the “USD Offering”) pursuant to a registration statement on Form S-3 (File No. 333-263034) and a preliminary prospectus supplement and prospectus supplement related to the offering of the USD Notes, each as previously filed with the SEC.

The USD Notes were issued under the Base Indenture and the Twenty-Sixth Supplemental Indenture, dated as of November 21, 2022 (the “USD Supplemental Indenture” and, together with the Base Indenture, the “USD Indenture”), between the Company and the Trustee.

The 2027 Notes will mature on November 21, 2027, and the 2032 Notes will mature on November 21, 2032. Interest on the USD Notes will be paid semi-annually in arrears on May 21 and November 21 of each year, commencing on May 21, 2023.

Prior to October 21, 2027, in the case of the 2027 Notes, and August 21, 2032, in the case of the 2032 Notes (each, a “USD Par Call Date”), the Company may redeem either series of USD Notes, in whole at any time or in part from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the USD Notes of such series to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the USD Notes of such series being redeemed (not including any portion of the payments of interest accrued but unpaid as of the date of redemption and assuming that such USD Notes to be redeemed matured on their applicable USD Par Call Date), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year of twelve 30-day months), at the Treasury Rate (as defined in the USD Indenture) plus 15 basis points, in the case of the 2027 Notes, and 20 basis points, in the case of the 2032 Notes, plus, in each case, accrued and unpaid interest on the USD Notes of such series being redeemed, if any, to, but excluding, the date of redemption.

In addition, on and after the applicable USD Par Call Date, the Company may redeem some or all of the USD Notes at a redemption price equal to 100% of the principal amount of the USD Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding the date of redemption.

Upon the occurrence of a change of control (as defined in the USD Indenture) of the Company and a contemporaneous downgrade of the USD Notes below an investment grade rating by at least two of Moody’s Investors Service, Inc., S&P Global Ratings, a division of S&P Global, Inc., and Fitch Ratings, Limited, the Company will, in certain circumstances, be required to make an offer to purchase the USD Notes at a price equal to 101% of the principal amount of the USD Notes, plus any accrued and unpaid interest to, but excluding, the date of repurchase.

The USD Notes are general unsecured obligations of the Company. The USD Notes rank equally in right of payment with existing and any future unsecured and unsubordinated indebtedness of the Company and rank senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the USD Notes. The USD Notes are also effectively subordinated to any existing and future secured indebtedness of the Company to the extent of the assets securing such indebtedness, and are structurally subordinated to all existing and any future indebtedness and any other liabilities of its subsidiaries.

The USD Indenture contains limited affirmative and negative covenants. The negative covenants restrict the ability of the Company and its subsidiaries to incur debt secured by liens on Principal Properties (as defined in the USD Indenture) or on shares of stock of the Company’s Principal Subsidiaries (as defined in the USD Indenture) and engage in sale and lease-back transactions with respect to any Principal Property. The USD Indenture also limits the ability of the Company to merge or consolidate or sell all or substantially all of its assets.

Upon the occurrence of an event of default under the USD Indenture, which includes payment defaults, defaults in the performance of affirmative and negative covenants, bankruptcy and insolvency related defaults and failure to pay certain indebtedness, the obligations of the Company under the USD Notes may be accelerated, in which case the entire principal amount of the USD Notes would be immediately due and payable.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued an opinion to the Company, dated November 21, 2022, regarding the USD Notes. A copy of this opinion is filed as Exhibit 5.2 hereto.

The foregoing description is qualified in its entirety by reference to the full text of the Base Indenture and the USD Supplemental Indenture, which are filed with this report as Exhibits 4.1 and 4.3 hereto, respectively. Each of the foregoing documents is incorporated herein by reference.

Item 8.01.    Other Events.

Euro Offering

The sale of the Euro Notes was made pursuant to the terms of an Underwriting Agreement, which the Company entered into on November 14, 2022 (the “Euro Underwriting Agreement”), with Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and Merrill Lynch International and the several other underwriters named in Schedule A to the Euro Underwriting Agreement.

The Company expects that the net proceeds from the sale of the Euro Notes will be approximately €1.24 billion, after deducting underwriting discounts and estimated offering expenses. The Company intends to use the net proceeds of the Euro Offering for general corporate purposes, which may include the acquisition of companies or businesses, repayment and refinancing of debt, working capital and capital expenditures or the repurchase of its outstanding equity securities or the Company may temporarily invest the net proceeds in short-term, liquid investments until they are used for their ultimate purpose.

The foregoing description is qualified in its entirety by reference to the full text of the Euro Underwriting Agreement, which is filed with this report as Exhibit 1.1 hereto and is incorporated herein by reference.

USD Offering

The sale of the USD Notes was made pursuant to the terms of an Underwriting Agreement, which the Company entered into on November 14, 2022 (the “USD Underwriting Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule A to the USD Underwriting Agreement.

The Company expects that the net proceeds from the sale of the USD Notes will be approximately $1.19 billion, after deducting underwriting discounts and estimated offering expenses. The Company intends to use the net proceeds of the USD Offering for general corporate purposes, which may include the acquisition of companies or businesses, repayment and refinancing of debt, working capital and capital expenditures or the repurchase of its outstanding equity securities or the Company may temporarily invest the net proceeds in short-term, liquid investments until they are used for their ultimate purpose. Effective upon the closing date of the USD Offering, the Company entered into $1.2 billion of Japanese yen cross currency swaps.

The foregoing description is qualified in its entirety by reference to the full text of the USD Underwriting Agreement, which is filed with this report as Exhibit 1.2 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 14, 2022, among the Company, as issuer, and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch and Merrill Lynch International and the several other underwriters named in Schedule A thereto.

1.2
Underwriting Agreement, dated November 14, 2022, among the Company, as issuer, and BofA Securities, Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule A thereto.

4.1
Indenture, dated as of November 20, 2009, between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed November 20, 2009 File No. 1-8002 and incorporated in this document by reference).

4.2	Twenty-Fifth Supplemental Indenture, dated as of November 21, 2022, between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Twenty-Sixth Supplemental Indenture, dated as of November 21, 2022, between the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.
5.2	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).
23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.2 above).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	November 21, 2022	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel